UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

CERIDIAN CORPORATION
(Name of Registrant as Specified In Its Charter)

CERIDIAN CORPORATION
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Ceridian Corporation Savings and Investment Plan
Annual Meeting of Stockholders, September 12, 2007
Voting Instruction Solicited by the Trustee
WHITE PROXY CARD	on behalf of the Board of Directors	WHITE PROXY CARD

VOTING CONTROL NUMBER

You may instruct T. Rowe Price Trust Company, the Directed Trustee, by Internet, by toll-free telephone call, or by mail. Internet and telephone facilities are available 24/7. Regardless how you vote, your instruction must be received no later than 5:00 p.m., Eastern time, on September 10, 2007, to be included in the tally.

Internet Instruction. Have your control number handy, go to https://www.proxyvotenow.com/cen-sip and follow the directions. Telephone Instruction.  Have your control number handy, on a touch-tone phone, dial: 1-888-216-1281 and follow the directions. Mail Instruction.  If you have not instructed by Internet or by telephone, please complete, sign and date the form below and mail it promptly in the postage-prepaid envelope to Independent Tabulator, P.O.Box 1997 G.P.O., New York, NY 10117-0024. Bear in mind delays inherent in mail service.

Detach Here

WHITE PROXY CARD

To vote, mark boxes below a s follows: ☒

The Board of Directors unanimously recommends a vote FOR the merger agreement and the merger, FOR the seven director nominees, and FOR proposals 3 and 4.

1.     Adopt the Agreement and Plan of Merger, dated as of May 30, 2007 as amended as of July 30, 2007, by and among Ceridian Corporation (“Ceridian” or the “Company”),Foundation Holdings, Inc. (“Parent”) and Foundation Merger Sub, Inc, (“Merger Sub”), as it may be further amended from time to time (the “merger agreement”), and approve the merger contemplated by that agreement;

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.     Elect seven directors to serve on the board of directors of Ceridian until their successors are duly elected and qualified;
NOMINEES:
(01) Ronald T. LeMay, (02) George R. Lewis, (03) Kathryn V. Marinello, (04) L. White Matthews,III, (05) Richard Szafranski, (06) William L. Trubeck, and (07) Alan F. White.

	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
To withhold authority to vote for an individual nominee, mark “FOR ALL EXCEPT” and write the number(s) next to the nominee name on the line below.

3. Ratify the Audit Committee’s appointment of KPMG LLP as Ceridian’s independent registered public accounting firm;	☐FOR	☐AGAINST	☐ABSTAIN

4.     Approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if (1) there are insufficient votes at the time of the meeting to adopt the merger agreement and approve the merger or (2) a quorum is not present at the time of the annual meeting; and

	☐FOR	☐AGAINST	☐ABSTAIN

5. Transact any other business properly coming before the annual meeting.

, 2007
Signature	Date
Please sign exactly as your name appears above	This instruction is valid only when signed and dated.
Do not return form if you have voted by the Internet or by telephone.

YOUR VOTE IS VERY IMPORTANT.

Detach Here.

WHITE PROXY CARD	WHITE PROXY CARD

Ceridian Corporation Savings and Investment Plan
Annual Meeting of Stockholders, September 12, 2007
Voting Instruction Solicited by the Trustee
on behalf of the Board of Directors

The undersigned, as a participant in the Ceridian Corporation Savings and Investment Plan (the “Plan”), hereby instructs T. Rowe Price Trust Company, as the Directed Trustee (the “Directed Trustee”) of the Plan, to vote all shares of Common Stock of Ceridian Corporation (the “Company”) allocated to the account of the undersigned in said Plan at the Annual Meeting of Stockholders of Ceridian Corporation to be held at 9:30 a.m., local time, at our corporate headquarters, which are located at 3311 East Old Shakopee Road, Minneapolis, Minnesota, 55425 on September 12, 2007, and at all adjournments thereof, upon all matters which may come before the meeting or any adjournment thereof, including the proposals set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged. The Directed Trustee is hereby instructed to vote as set forth on the reverse side hereof with respect to said proposals.

Your vote is important to us. Plan participants may give confidential voting instructions by toll-free telephone or Internet by following the directions on this form, or you may give instructions by completing, dating and signing this form and returning it promptly in the enclosed postage-paid envelope. If you give your instructions by Internet or telephone you do not need to mail back an instruction form.

The shares represented by this voting instruction form, properly completed and timely received, will be voted as directed. If your confidential voting instructions are timely received by the Directed Trustee but you do not indicate your preference as to the matters being voted upon, or if your confidential voting instructions are not timely received, the shares, together with other shares for which no instructions were received, will be voted on each proposal in the same proportion as the Trustee votes shares for which clear and timely instructions were received by the Directed Trustee from other plan participants.

Ceridian Corporation Personal Investment Plan
Annual Meeting of Stockholders, September 12, 2007
Voting Instruction Solicited by the Trustee
WHITE PROXY CARD	on behalf of the Board of Directors	WHITE PROXY CARD

VOTING CONTROL NUMBER

You may instruct T. Rowe Price Trust Company, the Directed Trustee, by Internet, by toll-free telephone call, or by mail. Internet and telephone facilities are available 24/7. Regardless how you vote, your instruction must be received no later than 5:00 p.m., Eastern time, on September 10, 2007, to be included in the tally.

Internet Instruction.  Have your control number handy, go to https://www.proxyvotenow.com/cen-pip and follow the directions. Telephone Instruction.  Have your control number handy, on a touch-tone phone, dial: 1-866-235-8899 and follow the directions. Mail Instruction.  If you have not instructed by Internet or by telephone, please complete, sign and date the form below and mail it promptly in the postage-prepaid envelope to Independent Tabulator, P.O.Box 1997 G.P.O., New York, NY 10117-0024. Bear in mind delays inherent in mail service.

Detach Here

WHITE PROXY CARD

To vote, mark boxes below as follows: ☒

The Board of Directors unanimously recommends a vote FOR the merger agreement and the merger, FOR the seven director nominees, and FOR proposals 3 and 4.

 1.    Adopt the Agreement and Plan of Merger, dated as of May 30, 2007 as amended as of July 30, 2007, by and among Ceridian Corporation (“Ceridian” or the “Company”),Foundation Holdings, Inc. (“Parent”) and Foundation Merger Sub, Inc, (“Merger Sub”), as it may be further amended from time to time (the “merger agreement”), and approve the merger contemplated by that agreement;

	☐ FOR	☐ AGAINST	☐ ABSTAIN

 2.    Elect seven directors to serve on the board of directors of Ceridian until their successors are duly elected and qualified;
NOMINEES:
(01) Ronald T. LeMay, (02) George R. Lewis, (03) Kathryn V. Marinello, (04) L. White Matthews,III, (05) Richard Szafranski, (06) William L. Trubeck, and (07) Alan F. White.

	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
To withhold authority to vote for an individual nominee, mark “FOR ALL EXCEPT” and write the number(s) next to the nominee name on the line below.

3. Ratify the Audit Committee’s appointment of KPMG LLP as Ceridian’s independent registered public accounting firm;	☐FOR	☐AGAINST	☐ABSTAIN

 4.    Approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if (1) there are insufficient votes at the time of the meeting to adopt the merger agreement and approve the merger or (2) a quorum is not present at the time of the annual meeting; and

	☐FOR	☐AGAINST	☐ABSTAIN

5. Transact any other business properly coming before the annual meeting.

, 2007
Signature	Date
Please sign exactly as your name appears above	This instruction is valid only when signed and dated.
Do not return form if you have voted by the Internet or by telephone.

YOUR VOTE IS VERY IMPORTANT.

Detach Here.

WHITE PROXY CARD	WHITE PROXY CARD

Ceridian Corporation Personal Investment Plan
Annual Meeting of Stockholders, September 12, 2007
Voting Instruction Solicited by the Trustee
on behalf of the Board of Directors

The undersigned, as a participant in the Ceridian Corporation Personal Investment Plan (the “Plan”), hereby instructs T. Rowe Price Trust Company, as the Directed Trustee (the “Directed Trustee”) of the Plan, to vote all shares of Common Stock of Ceridian Corporation (the “Company”) allocated to the account of the undersigned in said Plan at the Annual Meeting of Stockholders of Ceridian Corporation to be held at 9:30 a.m., local time, at our corporate headquarters, which are located at 3311 East Old Shakopee Road, Minneapolis, Minnesota, 55425 on September 12, 2007, and at all adjournments thereof, upon all matters which may come before the meeting or any adjournment thereof, including the proposals set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged. The Directed Trustee is hereby instructed to vote as set forth on the reverse side hereof with respect to said proposals.

Your vote is important to us. Plan participants may give confidential voting instructions by toll-free telephone or Internet by following the directions on this form, or you may give instructions by completing, dating and signing this form and returning it promptly in the enclosed postage-paid envelope. If you give your instructions by Internet or telephone you do not need to mail back an instruction form.

The shares represented by this voting instruction form, properly completed and timely received, will be voted as directed. If your confidential voting instructions are timely received by the Directed Trustee but you do not indicate your preference as to the matters being voted upon, or if your confidential voting instructions are not timely received, the shares, together with other shares for which no instructions were received, will be voted on each proposal in the same proportion as the Trustee votes shares for which clear and timely instructions were received by the Directed Trustee from other plan participants.